UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

Frederick County Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant

(a) Dismissal of Prior Accountants

(i)            On March 6, 2007, Frederick County Bancorp, Inc. (the “Company”) approved the dismissal of McGladrey & Pullen LLP (“M&P”), which had previously served as its certifying accountant.

(ii)           During the years ended December 31, 2006 and 2005, and in connection with the audit of the Company’s financial statements for such periods, and for the period from January 1, 2007 to March 8, 2007, there were no disagreements between the Company and M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&P, would have caused M&P to make reference to such matter in connection with its audit reports on the Company’s financial statements.

(iii)          The reports of M&P on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2006 and December 31, 2005, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv)          During the two fiscal year period ended December 31, 2006, and from such date to March 8, 2007, there were no reportable events as such term is used in Item 304(a)(v) of Regulation SK.

(v)           The change in independent public accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

(vi)          The Company has requested that M&P furnish it with a letter addressed to the SEC stating whether or not M&P agrees with the above statements. A copy of this letter is filed as Exhibit 16 to this Form 8-K.

(b)  Engagement of New Accountants

(i)            On March 6, 2007, the Company engaged the firm of Stegman & Company (“Stegman”) to audit the Company’s financial statements for fiscal year 2007 as its certifying accountant.

(ii)           The engagement of Stegman was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors.

(iii)          During the fiscal years ended December 31, 2006 and 2005, and in the interim period from January 1, 2007 through March 8, 2007, there were no consultations between the Company and Stegman regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Stegman concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation SK or a reportable event, as that term is used in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)   Shell Company Transactions.  Not applicable.

(d)  Exhibits. (16) Letter of McGladrey & Pullen , LLP pursuant to Item 304(a)(3) of Regulation SK

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President and Chief Financial Officer

(Principal Accounting Officer)

Dated:  March 8, 2007